UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): April 9, 2007


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                  P.O. Box 391, Covington, Kentucky 41012-0391
                          (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement
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     On April 9, 2007, Ashland Inc. ("Ashland"),  as Borrower, entered into a five year, $300 Million Credit Agreement (the "Credit Agreement") with The Bank of Nova Scotia as Administrative Agent; Bank of America, N.A. as Syndication Agent; SunTrust Bank, Inc., JP Morgan Chase Bank, N.A. and Citibank, N.A. as Co-Documentation Agents; The Bank of Nova Scotia and Banc of America Securities LLC as Joint Lead Arrangers; The Bank of Nova Scotia as Book Manager; and the Lenders as that term is defined in the Credit Agreement attached hereto as Exhibit 10.1 and incorporated by this reference herein. The Lenders have committed to make loans to Ashland to the extent of each Lender's individual commitment under the terms set forth in the Credit Agreement, up to a total amount of $300 million. At Ashland's request, and with the consent of one or more of the Lenders, the total amount available under the Credit Agreement can be expanded up to $400 million. The Credit Agreement will be used by Ashland to refinance certain obligations and for other general corporate purposes.


Item 1.02.  Termination of a Material Definitive Agreement
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     On April 9, 2007,  coincident  with  entry  into the Credit  Agreement described in Item 1.01, the $350 Million 5-Year Revolving Credit Agreement dated as of March 21, 2005, among Ashland as Borrower; The Bank of Nova Scotia, as Sole Lead Arranger, Sole and Exclusive Book Manager and Administrative Agent; SunTrust Bank and JP Morgan Chase Bank N.A. as Co-Syndication Agents; The Royal Bank of Scotland PLC and Citibank, N.A. as Co-Documentation Agents; and the additional Lenders under that agreement was terminated.

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Item 9.01.  Financial Statements and Exhibits
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   (d)      Exhibits

  10.1      $300 Million Credit Agreement dated as of April 9, 2007.



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                                 SIGNATURES
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     Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
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                                                (Registrant)


Date:  April 11, 2007             /s/ J. Marvin Quin
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                                Name:   J. Marvin Quin
                                Title:  Senior Vice President
                                        and Chief Financial Officer


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                               EXHIBIT INDEX
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10.1    $300 Million Credit Agreement dated as of April 9, 2007.


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